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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 23, 2000
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                           THE L.S. STARRETT COMPANY
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            (Exact name of registrant as specified in its charter)



       Massachusetts                   1-367                    04-1866480
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


                     121 Crescent Street, Athol, MA 01331
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             (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:                    (508) 249-3551
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events
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     On May 22, 2000, the Board of Directors of The L.S. Starrett Company (the
"Company") voted to amend and restate the Company's Rights Agreement (the May 23, 2000 Agreement being referred to herein as the "Amended and Restated Rights Agreement") between the Company and Fleet National Bank (f/k/a BankBoston, N.A., f/k/a The First National Bank of Boston), as Rights Agent. The events preceding this amendment and restatement are as follows:

     On June 6, 1990, the Company initially declared a dividend distribution of one common stock purchase right (a "Right"' collective, the "Rights") for every outstanding share of Class A Common Stock, par value $1.00 per share and Class B Common Stock, par value $1.00 per share of the Company. The distribution was payable on June 18, 1990 (the "Divided Record Date") to the shareholders of record at the close of business on the Divided Record Date.

     The Amended and Restated Rights Agreement sets forth the terms of the Rights. It is filed as Exhibit 1 attached hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits:
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     1.   Amended and Restated Rights Agreement dated as of March 23, 2000
          ("Amended and Restated Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.

     2. Form of Rights Certificate (attached as Exhibit A to the Amended and Restated Rights Agreement). Pursuant to the Amended and Restated Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Amended and Restated Rights Agreement).

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE L.S. STARRETT COMPANY


Date:  May 23, 2000                     By: /s/ Roger Wellington, Jr.
                                            --------------------------------
                                            Title:  Chief Financial Officer

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                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:

                                                                    Page Number
                                                                    -----------
Exhibit
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  1.      Amended and Restated Rights Agreement dated as of
          May 23, 2000 ("Amended and Restated Rights
          Agreement") between the Company and Fleet National
          Bank, as Rights Agent.

  2. Form of Rights Certificate (attached as Exhibit A to the Amended and Restated Rights Agreement). Pursuant to the Amended and Restated Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Amended and Restated Rights Agreement).